Exhibit 99.1

News Release

AppFolio, Inc. Announces Second Quarter 2017 Financial Results

SANTA BARBARA, Calif., August 7, 2017 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, today announced its financial results for the quarter ended June 30, 2017.

AppFolio's operating results for the second quarter 2017 are summarized in the tables accompanying this press release. The Company urges investors to review its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the "SEC") on February 27, 2017, as well as its more detailed second quarter 2017 results set forth on Form 10-Q, which was filed with the SEC on August 7, 2017. Both documents, together with other key SEC filings, are accessible on the Investor Relations page of AppFolio's website, http://ir.appfolioinc.com. The limited information that follows in this press release is not adequate for making an informed investment decision.

Financial Outlook
Based on information available as of August 7, 2017, AppFolio's outlook for fiscal year 2017 follows:

•	Full year revenue is expected to be in the range of $138 million to $139 million.

•	Diluted weighted average shares are expected to be approximately 35 million for the full year.

Executive Leadership Transition
In a separate press release issued today, the Company announced that Jason Randall will succeed Brian Donahoo as President and Chief Executive Officer, and as member of the Board of Directors of AppFolio following Mr. Donahoo's retirement, effective August 8, 2017.

Conference Call Information
As previously announced, the Company will host a conference call today, August 7, 2017 at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time, to discuss its financial results. Investors are invited to submit questions to management via the Investor Q&A form located on the Investor Overview section of AppFolio's website.

A live webcast of the call will be available at http://ir.appfolioinc.com, and it may also be accessed by dialing 844-239-5286 (Domestic), or 513-268-0783 (International). The conference ID is 55482832. A replay will be available at 855-859-2056 (Domestic) and 404-537-3406 (International) until the end of day August 8, 2017, and an archived webcast will be available for 12 months on the Company's website.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to our future or assumed revenues and weighted-average outstanding shares, as well as our future growth and success.

Forward-looking statements represent our management’s current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016, which we filed with the SEC on February 27, 2017, as well as in our other filings with the SEC. You should read this press release with the understanding that our actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Stock Market, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	June 30, 2017	December 31, 2016
Assets
Current assets
Cash and cash equivalents	$7,389	$10,699
Investment securities—current	24,739	15,473
Accounts receivable, net	4,231	2,511
Prepaid expenses and other current assets	3,748	3,537
Total current assets	40,107	32,220
Investment securities—noncurrent	25,636	26,688
Property and equipment, net	6,674	7,077
Capitalized software, net	16,787	15,539
Goodwill	6,737	6,737
Intangible assets, net	2,405	3,105
Other assets	1,237	1,217
Total assets	$99,583	$92,583
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$398	$937
Accrued employee expenses	8,053	7,550
Accrued expenses	5,009	4,044
Deferred revenue	8,037	7,638
Other current liabilities	1,547	1,192
Total current liabilities	23,044	21,361
Other liabilities	1,374	1,540
Total liabilities	24,418	22,901
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 authorized and no shares issued and outstanding as of June 30, 2017 and December 31, 2016	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized as of June 30, 2017 and December 31, 2016; 13,319 and 11,691 shares issued and outstanding as of June 30, 2017 and December 31, 2016, respectively;	1	1
Class B common stock, $0.0001 par value, 50,000 shares authorized as of June 30, 2017 and December 31, 2016; 20,590 and 22,028 shares issued and outstanding as of June 30, 2017 and December 31, 2016, respectively;	3	3
Additional paid-in capital	148,716	146,692
Accumulated other comprehensive loss	(49)	(51)
Accumulated deficit	(73,506)	(76,963)
Total stockholders’ equity	75,165	69,682
Total liabilities and stockholders’ equity	$99,583	$92,583

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue	$35,877	$26,203	$68,003	$49,414
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	13,701	11,212	26,694	21,742
Sales and marketing	7,192	7,567	14,299	15,118
Research and product development	4,002	3,024	7,631	6,067
General and administrative	5,101	4,389	9,905	7,938
Depreciation and amortization	3,114	2,359	6,110	4,476
Total costs and operating expenses	33,110	28,551	64,639	55,341
Income (loss) from operations	2,767	(2,348)	3,364	(5,927)
Other (expense) income, net	(60)	2	(88)	(22)
Interest income, net	120	95	222	119
Income (loss) before provision for income taxes	2,827	(2,251)	3,498	(5,830)
Provision for income taxes	30	13	41	37
Net income (loss)	$2,797	$(2,264)	$3,457	$(5,867)

Net income (loss) per common share:
Basic	0.08	(0.07)	0.10	(0.18)
Diluted	0.08	(0.07)	0.10	(0.18)
Weighted average common shares outstanding:
Basic	33,838	33,523	33,772	33,493
Diluted	34,928	33,523	34,879	33,493

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$209	$138	$338	$183
Sales and marketing	$210	$130	$330	$172
Research and product development	$182	$104	$298	$155
General and administrative	$1,018	$720	$1,750	$1,045
Total stock-based compensation expense	$1,619	$1,092	$2,716	$1,555

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Cash from operating activities
Net income (loss)	$2,797	$(2,264)	$3,457	$(5,867)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	3,114	2,359	6,110	4,476
Purchased investment premium, net of amortization	(90)	(50)	(104)	95
Amortization of deferred financing costs	16	16	32	32
Loss on disposal of property and equipment	61	3	89	32
Stock-based compensation	1,619	1,092	2,716	1,555
Lease abandonment	—	(31)	—	60
Changes in operating assets and liabilities:
Accounts receivable	(418)	(402)	(1,721)	(996)
Prepaid expenses and other current assets	(614)	634	(212)	(647)
Other assets	(56)	18	(51)	(92)
Accounts payable	(300)	82	(319)	(571)
Accrued employee expenses	2,238	812	576	906
Accrued expenses	321	(236)	794	751
Deferred revenue	(660)	443	399	1,148
Other liabilities	31	637	100	1,495
Net cash provided by operating activities	8,059	3,113	11,866	2,377
Cash from investing activities
Purchases of property and equipment	(445)	(1,270)	(837)	(3,161)
Additions to capitalized software	(2,280)	(2,980)	(5,271)	(5,159)
Purchases of investment securities	(9,060)	(7,300)	(15,597)	(16,685)
Sales of investment securities	—	3,512	—	10,017
Maturities of investment securities	3,044	4,557	7,489	11,387
Purchases of intangible assets	(1)	—	(1)	—
Net cash used in investing activities	(8,742)	(3,481)	(14,217)	(3,601)
Cash from financing activities
Proceeds from stock option exercises	241	73	386	153
Tax withholding for net share settlement	(138)		(1,345)	—
Principal payments under capital lease obligations	—	(8)	—	(15)
Proceeds from issuance of debt	30	28	59	57
Principal payments on debt	(30)	(30)	(59)	(71)
Net cash provided by (used in) financing activities	103	63	(959)	124
Net decrease in cash and cash equivalents	(580)	(305)	(3,310)	(1,100)
Cash and cash equivalents
Beginning of period	7,969	11,268	10,699	12,063
End of period	7,389	10,963	7,389	10,963